Exhibit 31.2

CERTIFICATION

I, Geoffrey William Smethurst, certify that:

1.              I have  reviewed this annual report on Form 10-K of Consorteum Holdings, Inc.;

2.              Based  on  my  knowledge,  this annual report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with respect to the period covered by this report;

3.              Based  on  my  knowledge,  the  financial statements, and other financial information  included  in  this  annual  report,  fairly present in all material respects  the  financial  condition, results of operations and cash flows of the registrant  as  of,  and  for,  the  periods  presented  in  this  report;

4.              The  registrant's  other  certifying officer(s) and I are responsible for establishing  and  maintaining disclosure controls and procedures (as defined in Exchange  Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting  (as  defined  in  Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant  and  have:

(a)              Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be designed under our supervision, to ensure  that  material  information  relating  to  the registrant, including its consolidated  subsidiaries, is made known to us by others within those entities, particularly  during  the  period  in  which  this  report  is  being  prepared;

(b)              Designed such internal control over financial reporting, or caused such internal  control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and  the preparation of financial statements for external purposes in accordance with  generally  accepted  accounting  principles;

(c)               Evaluated  the effectiveness of the registrant's disclosure controls and  procedures  and  presented  in  this  report  our  conclusions  about  the effectiveness  of  the  disclosure controls and procedures, as of the end of the period  covered  by  this  report  based  on  such  evaluation;  and

(d)              Disclosed  in  this  report any change in the registrant's internal control over  financial  reporting  that  occurred  during  the registrant's most recent fiscal  quarter (the registrant's fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is reasonably likely to materially affect,  the  registrant's  internal  control  over  financial  reporting;  and

5.               The  registrant's other certifying officer(s) and I have disclosed, based on  our  most recent evaluation of internal control over financial reporting, to the  registrant's  auditors and the audit committee of the registrant's board of directors  (or  persons  performing  the  equivalent  functions):

(a)              All  significant deficiencies and material weaknesses in the design or operation  of  internal  control  over  financial reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize  and  report  financial  information;  and

(b)              Any  fraud, whether or not material, that involves management or other employees  who have a significant role in the registrant's internal control over financial  reporting.

Dated:  November 12,  2010

/s/  Geoffrey William Smethurst
Geoffrey William Smethurst
Chief  Financial  Officer